                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported): January 25, 2007

                  REINSURANCE GROUP OF AMERICA, INCORPORATED
            (Exact Name of Registrant as Specified in its Charter)

           MISSOURI                     1-11848               43-1627032
(State or Other Jurisdiction of       (Commission            (IRS Employer
        Incorporation)                File Number)       Identification Number)

          1370 TIMBERLAKE MANOR PARKWAY, CHESTERFIELD, MISSOURI 63017
                    (Address of Principal Executive Office)

      Registrant's telephone number, including area code: (636) 736-7000

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     | | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     | | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     | | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     | | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 29, 2007, Reinsurance Group of America, Incorporated issued a press release announcing its earnings for the three-month period ended December 31, 2006 and providing certain additional information. The press release also notes that a conference call will be held on January 30, 2007 to discuss the financial and operating results for the three-month period ended December 31, 2006. A copy of the press release is furnished with this report as Exhibit
99.1 and shall not be deemed filed pursuant to Instruction B.2 of Form 8-K.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On January 29, 2007, the Company issued a press release announcing that on January 25, 2007, the Board elected Steven A. Kandarian, Executive Vice President and Chief Investment Officer of MetLife, Inc., as a director to fill the vacancy created by the resignation on January 18, 2007 of Leland C. Launer, Jr. as a director and chairman of the Board. The Board also elected Mr. Kandarian to serve as chairman of the Board. Mr. Kandarian will not serve as a member of any Board committees. MetLife, Inc. beneficially owns approximately 53% of the outstanding shares of common stock of the Company. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The Company is not aware of any transactions, proposed transactions, or series of either to which the Company or any of its subsidiaries was or is to be a participant since January 1, 2006, in which the amount involved exceeds $120,000 and in which Mr. Kandarian had, or will have, a direct or indirect material interest. The Company's proxy statement dated April 12, 2006 and filed with the Securities and Exchange Commission, describes certain transactions in which MetLife had a material interest under the caption "Certain Relationships and Related Transactions," which description is hereby incorporated by reference herein.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

     (d)  Exhibits

     Exhibit No.      Exhibit
     -----------      -------

        99.1 Press Release of Reinsurance Group of America, Incorporated dated January 29, 2007

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              REINSURANCE GROUP OF AMERICA,
                                              INCORPORATED

Date:  January 29, 2007                       By: /s/ Jack B. Lay
                                                  --------------------------
                                              Jack B. Lay
                                              Executive Vice President and
                                              Chief Financial Officer

                                 EXHIBIT INDEX

     Exhibit No.      Exhibit
     -----------      -------

        99.1 Press Release of Reinsurance Group of America, Incorporated dated January 29, 2007.